UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015 (June 5, 2015)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 5, 2015, the Board of Directors of Alexza Pharmaceuticals, Inc. (“Company”) dismissed Ernst & Young LLP as its independent registered public accounting firm, effective immediately. The Audit and Ethics Committee of the Company’s Board of Directors (the “Audit and Ethics Committee”) approved the dismissal of Ernst & Young LLP.

The reports of Ernst & Young LLP on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion. Ernst & Young LLP’s report on the Company’s financial statements as of and for the year ended December 31, 2014, contained an explanatory paragraph with respect to the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and 2013, and in the subsequent interim period through June 5, 2015, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and 2013, Ernst & Young LLP identified a material weakness in the Company’s internal control over financial reporting and advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist.

The material weakness had not been remediated as of May 31, 2015.

There were no other reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 11, 2015 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On June 5, 2015, the Audit and Ethics Committee approved the engagement of OUM & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2015.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through April 1, 2015, neither the Company nor anyone on its behalf consulted with OUM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that OUM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company has authorized Ernst & Young LLP to respond fully to any inquiries of OUM.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter dated June 11, 2015 from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: June 11, 2015	By:	/s/ Mark K. Oki
Mark K. Oki
Senior Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter dated June 11, 2015 from Ernst & Young LLP to the Securities and Exchange Commission.